Optex Systems		TSP	Purchase Order: 9D16861		Page lof 2
mc:
1420 Presidential		Please fax signed copy of this Purchase Order Instructions to seller:
Richardson, TX 75081		to: Purchasing Dept. 972.234.3544	1. Purchase Order number and Purchase Order item number must appear on all shipping documents, quality certifications, invoices and packages.
2. Packing sheets in detail must accompany each container showing complete
Phone: 972.644.0722			description of the contents
Fax:	972.234.3544		3. All correspondence relative hereto will be addressed to
the attention of the signer hereof.
			4. This order will be governed	by these instructions; any
special conditions typed herein and other specifications, reports, and documents duly referenced herein.

Attention:			FOB:	ORIGIN
			Order Date:	10/26/2009

	TSP Inc		Due Date:	See Below

	2009 Glenn Parkway		Ship Via:	United Parcel Servic
Batavia, OH 45103
	Phone:	513-732-8900	Terms:	Net 30 Days
	Fax:	513-732-6988	Prime Contract #:

DM5 Rating:

			Buyer:	Peeples, Ronald E.
Notes	***NEED CERTS***
Ship UPS Collect Customer Acct#498653
RMA#2479
DMR#1 0573
NC ID#11342
PO#
S/O#2006

OSI-10087 TERMS AND CONDITIONS APPLY

		Optex Systems L an equal opportunity employer			Continued over

Optex Systems		TSP mc:		Purchase Order: 9D16861			page2of2
1420 Presidential		Please fax signed copy of this Purchase Order to
		Purchasing Dept. 972.234.3544		Instructions to seller:
Richardson, TX 75081				1. Purchase Order number and Purchase Order item number must appear on all shipping
				documents, quality certifications, invoices and packages.
Phone:	972.644.0722			2. Packing sheets in detail must accompany each container showing complete description of
				the contents
Fax:	972.234.3544			3. All correspondence relative hereto will be addressed to the attention of the signer hereof.
				4. This order will be governed by these instructions; any special conditions typed herein and
				other specifications, reports, and documents duly referenced herein.

Line Past ID		Rev	Past Description	U/M	Quantity	Unit Price	Extd Price]

1	12548773		Window, JCWS	EA	10.00	33.28000	$332.80
Optex ECN No. 550
			Due Date 1112512009	SO No: 2006/550400

Accepted By			Authorized		OrderSub Total:		$332.80

					Oer ToI:		$332.80

			:::::	9			1

Optex Systems		TSP mc:	Purchase Order: 9B1.6294		Page lof 2
1420 Presidential		Please fax signed copy of this Purchase Order Instructions to sefler:
Richardson, TX 75081			1. Purchase Order number and Purchase Order item number must appear on all
		to Purchasing Dept. 972.234.3544	shipping documents, quality certifications, invoices and packages.
2. Packing sheets in detail must accompany each container showing complete
Phone: 972.644.0722			description of the contents
Fax:	972.234.3544		3. All correspondence relative hereto will be addressed to
the attention of the signer hereof.
			4. This order will be governed	by these instructions; any
special conditions typed herein and other specifications, reports, and documents duly referenced herein.

Attention:	Tootie Hardman		FOB:	ORIGIN
			Order Date:	7120/2009

	TSP Inc		Due Date:	See Below

	2009 Glenn Parkway		Ship Via:	United Parcel Servic
Batavia, OH 45103
	Phone:	513-732-8900	Terms:	Net 30 Days
	Fax:	513-732-6988	Prime Contract #:	See Below

			DM5 Rating:	See Below

			Buyer:	Peeples, Ronald E.
Notes	1528-3OIDAAE2O-03-D-0052100301D0-A5
51 28-33/DAAE2O-03-D-0052/0030/DO-A5

OSI-10087 TERMS AND CONDITIONS APPLY

.

		Optex Systems is an equal opportunity employer			Continued over

Optex Systems			TSP mc:			Purchase Order: 9B16294				Page2of2
1420 Presidential			Please fax signed copy of this Purchase Order to
			Purchasing Dept. 972.234.3544			Instructions to seller:
Richardson, T)( 75081						1. Purchase Order number and Purchase Order item number must appear on all shipping
						documents, quality certifications, invoices and packages.
Phone: 972.644.0722						2. Packing sheets in detail must accompany each container showing complete description of
						the contents
Fax: 972.234.3544						3. All correspondence relative hereto will be addressed to the attention of the signer hereof.
						4. This order will be governed by these instructions;			any special conditions typed herein and
						other specifications, reports, and documents duly referenced herein.

Line Part ID			Rev		Part Descri tion		U/M	uanti	Unit Price	Extd Price
1	12357796-3		F		Window		EA	500.00	2.35000	$1,175.00
Supplier to fab -3 detail complete		to print per Drawing No. 12357796 Rev F.
QC Codes: 3					Due Date 812812009	SO No:	1528-33/550400

2	12357796-3		F		Window		EA	250.00	2.35000	$587.50
Supplier to fab -3 detail complete		to print per Drawing No. 12357796			Rev F.
QC Codes: 3					Due Date 911812009	SO No:	1528-30/550400

3	12357796-3		F		Window		EA	250.00	2.35000	$587.50
Supplier to fab -3 detail complete		to print per Drawing	No.	12357796	Rev F.
QC Codes: 3					Due Date 1012312009	SO No:	1528-33/550400

4	12357796-3		F		Window		EA	250.00	2.35000	$587.50
Supplier to fab -3 detail complete to print per Drawing			No.	12357796	Rev F.
QC Codes: 3					Due Date 1111 3/2009	SO No:	1528-30/550400

5	12357796-3		F		Window		EA	250.00	2.35000	$587.50
Supplier to fab -3 detail complete		to print per Drawing	No. 12357796		Rev F.
QC Codes: 3					Due Date 1211812009	SO No:	1528-33/550400

6	12357796-3		F		Window		EA	250.00	2.35000	$587.50
Supplier to fab -3 detail complete		to print per Drawing	No. 12357796		Rev F.
QC Codes: 3					Due Date 111512010	SO No:	1528-30/550400

7	12357796-3		F		Window		EA	250.00	2.35000	$587.50
Supplier to fab -3 detail complete		to print per Drawing	No.	12357796	Rev F.
QC Codes: 3					Due Date 2/512010	SO No:	1528-33/550400

Accepted By				Authorized By				OrderSub Total:		$4,700.00

Vendor:				Optex:		7	7/	Tax:		$0.00

Date:				Date:		c/ \kI -cZ9z?		Order Total		$4,700.00

Optex Systems		TSP	Purchase Order: 9B16292		Page lof 2
mc:
1420 Presidential		Please fax signed copy of this Purchase Order Instructions to seller:
Richardson, TX 75081			1. Purchase Order number and Purchase Order item number must appear on all
		to: Purchasing Dept. 972.234.3544	shIpping documents, quality certifications,	Invoices and packages.
			2. Packing sheets In detail must accompany		each container showing complete
Phone:	972.644.0722		description of the contents
Fax:	972.234.3544		3. Au correspondence relative hereto will be addressed to
the attention of the signer hereof.
			4. This order will be governed	by these Instructions; any
special conditions typed herein and other specifications, reports, and documents duly referenced herein.

Attention:		Tootle Hardman	FOB:	ORIGIN
			Order Date:	7/20/2009

	TSP Inc		Due Date:	See Below
		2009 Glenn Parkway	Ship Via:	United Parcel Servic
Batavia, OH 45103
	Phone:	513-732-8900	Terms:	Net 30 Days
	Fax:	513-732-6988	Prime Contract #:	See Below

			DM5 Rating:	See Below

			Buyer:	Peeples, Ronald E.
Notes		5I 28-33JDAAE2O-03-D-0052/0033/Do-A5
I528-3OIDAAE2O-03-D-0052100301D0-A5

OSI-10087 TERMS AND CONDiTIONS APPLY

		Optex Systems is an equal opportunity employer			Continued over

lOptex Systems		TSP mc:			Purchase Order: 9B1.6292
1420 Presidential		Please fax signed copy of this Purchase Order to
		Purchasing Dept. 972.234.3544			Instnictlons to seller:
Richardson, TX 75081					1. Purchase Order number and Purchase Order item number must appear on all shipping documents, quality certifications, Invoices and packages.
Phone: 972.644.0722					2. PackIng sheets In detail must accompany each container showing complete description of
ax. rfl7) .-A A-rAr					the 3. contents
All correspondence relative hereto will be addressed to the attention of the signer hereof.
4. This order will be governed by these Instructions; any special conditions typed herein and other specifications, reports, and documents duly referenced herein.

Line Part ID		Rev	Part Description			U/M	Quantity	Unit Price	Extd Price]
1	12285097	F	Window			EA	500.00	3.38000	$1,690.00
Supplier to fab complete to print per Drawing		No. 12285097	Rev. F.
QC Codes: 3			Due Date 812812009		SO No:	1528-33/550400

2	12285097	F	Window			EA	250.00	3.38000	$845.00
Supplier to fab complete to print per Drawing No. 12285097			Rev. F.
QC Codes: 3			Due Date 911812009		SO No:	1528-30/550400

3	12285097	F	Window			EA	250.00	3.38000	$845.00
Supplier to fab complete to print per Drawing		No. 12285097	Rev. F.
QC Codes: 3			Due Date 10I2i2009		SO No:	1528-33/550400

4	12285097	F	Window			EA	250.00	3.38000	$845.00
Supplier to fab complete to print per Drawing		No. 12285097	Rev. F.
QC Codes: 3			Due Date 1013012009		SO No:	1528-30/550400

5	12285097	F	Window			EA	250.00	3.38000	$845.00
Supplier to fab complete to print per Drawing		No. 12285097	Rev. F.
QC Codes: 3			Due Date 11I2012009		SO No:	1528-33/550400

6	12285097	F	Window			EA	250.00	3.38000	$845.00
Supplier to fab complete to print per Drawing No. 12285097			Rev. F.
QC Codes: 3			Due Date 121412009		SO No:	1528-33/550400

7	12285097	F	Window			EA	250.00	3.38000	$845.00
Supplier to fab complete to print per Drawing No. 12285097			Rev. F.
QC Codes: 3			Due Date 111512010		SO No:	1528-30/550400

Accepted By			Authorized By	/			OrderSub Total:		$6,760.00

Vendor:			Optex:

Date:			Date:				Order Total:		$6,760.00

Optex Systems		TSP	Purchase Order: 9B16014		Page lof 2
mc:
1420 Presidential		Please fax signed copy of this Purchase Order Instructions to seller:
Richardson, TX 75081			1. Purchase Order number and Purchase Order item number must appear on all
		to: Purchasing Dept. 972.234.3544	shipping documents, quality certifications, invoices and packages.
Phone: 972.644.0722			description 2. Packing sheets in detail must accompany each container showing complete of the contents
Fax:	972.234.3544		3. All correspondence relative hereto will be addressed to
the attention of the signer hereof.
			4. This order will be governed	by these instructions; any
special conditions typed herein and other specifications, reports, and documents duly referenced herein.

Attention:	Tootie Hardman		FOB:	ORIGIN
			Order Date:	6/3/2009
	TSP Inc		DueDate:	8/7/2009
	2009 Glenn Parkway		Ship Via:	United Parcel Servio
Batavia, OH 45103
	Phone:	513-732-8900	Terms:	Net 30 Days
	Fax:	513-732-6988	Prime Contract #:	W56HZV-07-D-M112
VMS Rating:
			Buyer:	Peeples, Ronald E.
Notes

All terms and conditions of original P0 apply

		Optex Systems is an equal opportunity employer			Continued over

Optex Systems		TSP mc:		Purchase Order: 9B16014				e20f2
1420 Presidential		Please fax signed copy of this Purchase Order to
		Purchasing Dept. 972.234.3544		Instructions to seller:
Richardson, TX 75081				1. Purchase Order number and Purchase Order item number must appear on all shipping documents, quality certifications, invoices and packages.
Phone: 972.644.0722				2. Packing sheets in detail must accompany each container showing complete description of the contents
Fax: 972.234.3544				3. All correspondence relative hereto will be addressed to the attention of the signer hereof.
4. This order will be governed by these instructions; any special conditions typed herein and other specifications, reports, and documents duly referenced herein.

Line Part ID		Rev	Part Description		U/Fl	Quantity	Unit Price	Extd Pri ce)
1	LS1027712	A	Window, Lower		EA	200.00	2.35000	$470.00
Supplier to fab complete to print with NOR		GDV193I
QC Codes: 3			Due Date 81712009	SO No:	3008/550400

2	L51027712	A	Window, Lower		EA	190.00	2.35000	$446.50
Supplier to fab complete to print with NOR		GDV1 931
QC Codes: 3			Due Date 111612009	SO No:	3008/550400

Accepted By		Authorized By				OrderSub Total:		$916.50

Vendor:		Optex:	/			Tax:		$0.00
						Order Total:		$916.50

Date:		Date:	-	/

Optex Systems		TSP	Purchase Order: 9B16802		Pagelof3
mc:
1420 Presidential
Richardson, TX 75081		Please fax signed copy of this Purchase Order Instructions 1. Purchase Order to seller: number and Purchase Order item number must appear on all
		to: Purchasing Dept. 972.234.3544	shipping documents, quality certifications, invoices and packages.
2. Packing sheets in del:ail must accompany each container showing complete
Phone:	972.644.0722		description of the contents
Fax:	972.234.3544		3. All correspondence relative hereto will be addressed to
the attention of the signer hereof.
			4. This order will be governed	by these instructions; any
special conditions typed herein and other specifications, reports, and documents duly referenced herein.

Attention: Tootie Hardman			FOB:	ORIGIN
			Order Date:	10/12/2009
	TSP Inc		DueDate:	11/9/2009
	2009 Glenn Parkway		Ship Via:	United Parcel Servia
Batavia, OH 45103
	Phone:	513-732-8900	Terms:	Net 30 Days
	Fax:	513-732-6988	Prime Contract #:	W56HZV-06-G-0006
			DM5 Rating:	DOA4

			Buyer:	Peeples, Ronald E.
Notes

OSI-10087 TERMS AND CONDITIONS APPLY

		Optex Systems is an equal opportunity employer		Continued over

Optex Systems		TSP mc:			Purchase Order: 9B16802				Page2of3
1 4)fl D	I		Please fax signed copy of this Purchase Order to
			Purchasing Dept. 972.234.3544		InstructiOns to seller:
Richardson, TX	75081				1. Purchase Order number and Purchase Order item number must appear on all shipping
					documents, quality certifications, invoices and packages.
Phone:	972.644.0722				2. Packing sheets in detail must accompany each container showing complete description of
					the contents
Fax:	972.234.3544				3. All correspondence relative hereto will be addressed to the attention of the signer hereof.
					4. This order will be governed by these instructions; any special conditions				typed herein and
					other specifications, reports, and documents duly referenced herein.

									1

Line Part ID			Rev	Part Description		U/M	Quantity	Unit Price	Extd Price

1	12285078-2		G	Window (Short Driver)		EA	100.00	4.37000	$437.00
Supplier to fab -2 detail complete to print per Drawing			No. 12285078	Rev G, less paint per drawing	note 10.
QC Codes: 3				Due Date 111912009	SO No:	2077-1/550400

2	12285078-2		G	Window (Short Driver)		EA	100.00	4.37000	$437.00
Supplier to fab -2 detail complete		to print per Drawing	No. 12285078	Rev G, less paint per drawing	note 10.
QC Codes: 3				Due Date 12114I2009	SO No:	2077-1/550400

3	12285078-2		G	Window (Short Driver)		EA	100.00	4.37000	$437.00
Supplier to fab -2 detail complete		to print per Drawing	No. 12285078	Rev G, less paint per drawing	note 10.
QC Codes: 3				Due Date 111112010	SO No:	2077-1/550400

4	12285078-2		G	Window (Short Driver)		EA	100.00	4.37000	$437.00
Supplier to fab -2 detail complete		to print per Drawing	No. 12285078	Rev G, less paint per drawing	note 10.
QC Codes: 3				Due Date 211 5I2010	SO No:	2077-1/550400

5	12285078-2		G	Window (Short Driver)		EA	100.00	4.37000	$437.00
Supplier to fab -2 detail complete		to print per Drawing	No. 12285078	Rev G, less paint per drawing	note 10.
QC Codes: 3				Due Date 3I15I2010	SO No:	2077-1/550400

6	12285078-2		G	Window (Short Driver)		EA	100.00	4.37000	$437.00
Supplier to fab -2 detail complete		to print per Drawing	No. 12285078	Rev G, less paint per drawing	note 10.
QC Codes: 3				Due Date 411 9I2010	SO No:	2077-1/550400

7	12285078-2		G	Window (Short Driver)		EA	100.00	4.37000	$437.00
Supplier to fab -2 detail complete		to print per Drawing	No. 12285078	Rev G, less paint per drawing	note 10.
QC Codes: 3				Due Date 511712010	SO No:	2077-1/550400

8	12285078-2		G	Window (Short Driver)		EA	100.00	4.37000	$437.00
Supplier to fab -2 detail complete		to print per Drawing	No. 12285078	Rev G, less paint per drawing	note 10.
QC Codes: 3				Due Date 612112010	SO No:	2077-1/550400

		Optex Systems is an equal opportunity employer						" Continued over

Optex Systems		TSP mc:		Purchase Order: 9B16802				Page30f3
1420 PresidenUal		Please fax signed copy of this Purchase Order to
		Purchasing Dept. 972.234.3544		Instructions to seller.
Richardson, TX 75081				1. Purchase Order number and Purchase Order item number must appear on all shipping
				documents, quality certifications, invoices and packages.
Phone: 972.644.0722				2. Packing sheets in detail must accompany each container showing complete description of
				the contents
Fax:	972.234.3544			3. All correspondence relative hereto Will be addressed to the attention of the signer hereof.
				4. This order will be governed by these instructions;			any special conditions	typed herein and
				other specifications, reports, and documents duly referenced herein.
								-I

Line Part ID		Rev	Part Descri tion		U/M	uanti	Unit Price	Extd Price

9	12285078-2	G	Window (Short Driver)		EA	100.00	4.37000	$437.00
Supplier	to fab -2 detail complete	to print per Drawing No. 12285078 Rev G, less paint per drawing		note 10.
QC Codes: 3			Due Date 711912010	SO No:	2077-1/550400

10	12285078-2	G	Window (Short Driver)		EA	100.00	4.37000	$437.00
Supplier	to fab -2 detail complete	to print per Drawing No. 12285078 Rev G, less paint per drawing		note 10.
QC Codes: 3			Due Date 812312010	SO No:	2077-1/550400

Accepted By		Authorized By				OrderSub Total:		$4,370.00

Vendor:		Optex:		r		Tax:		$0.00

Date:		Date:	// -			Order Total:		$4,370.00